Summary Prospectus

Alpine Dynamic Transformations Fund
Trading Symbol: ADTRX
February 27, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://www.alpinefunds.com/literature.  You may also obtain this information at no cost by calling 1-888-785-5578 or by sending an e-mail request to questions@alpinefunds.com.  The Fund’s prospectus and statement of additional information, both dated February 27, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Alpine Dynamic Transformations Fund (the “Transformations Fund”) seeks capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed within less than two months of purchase)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Other Expenses	1.86%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	2.89%
Less: Fee Waiver / Expense Reimbursements (1)	-1.51%
Total Annual Fund Operating Expenses after Fee Waiver / Expense Reimbursements	1.38%
 (1) The Adviser has agreed contractually to waive its fees and to absorb expenses of the Fund to the extent necessary to ensure that ordinary operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.35% of the Fund’s average net assets.  Subject to annual approval by the Board of Trustees, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$140	$752	$1,390	$3,106

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies
To achieve its objective, under normal circumstances, the Transformations Fund will seek to invest in equity securities of companies that, in the Adviser’s estimation, are entering or on the verge of entering an accelerated growth period catalyzed by transformation.  The Adviser believes that companies may experience transformation by (i) using existing assets more effectively, including through reorganization or rejuvenation of its management or business model or (ii) developing new concepts, including product, technology or business model concepts.  The Adviser believes that acceleration and deceleration of every company’s growth is inevitable during its life cycle.  The Adviser will seek to identify companies that are poised for transformation and an accelerated growth period by evaluating corporate management and its strategic capabilities, the competitive environment of a company and the company’s resources available for mobilization.  The Fund may also invest in the securities of other investment companies.

In managing the assets of the Transformations Fund, the Adviser will pursue a value-oriented approach.  The Adviser will seek to identify investment opportunities in securities of companies that it believes are undervalued in light of the companies’ potential for vigorous growth.  Companies in which the Transformations Fund will invest may include those of any market capitalization, including large, mid, small and micro, and may be established companies or those with little operating history.

The Transformations Fund may invest without limitation in foreign securities, provided that no more than 35% are invested in emerging markets, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers.  The Adviser expects that the Fund’s investment strategy may result in a portfolio turnover rate in excess of 150% on an annual basis.

Principal Investment Risks
An investment in the Transformations Fund is subject to certain risks.  The value of the Transformations Fund’s investments will increase or decrease based on changes in the prices of the investments it holds.  This will cause the value of the Transformations Fund’s shares to increase or decrease.  You could lose money by investing in the Transformations Fund.  By itself, the Transformations Fund does not constitute a balanced investment program.

•	Management Risk — The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to under perform when compared to other funds with similar investment goals.
•
Transformation Risk — The Adviser will seek to invest in the securities of companies that the Adviser believes are entering or on the verge of entering a corporate transformation.  No assurance can be made that these transformations will result in the vigorous growth anticipated by the Adviser or such growth may be significantly delayed.

•
Value Stock Risk — While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

•
Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•
Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•
Micro Capitalization Company Risk — Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

•
Foreign Securities Risk — Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets.  Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments.  These risks may be greater in emerging markets.

•
Emerging Market Securities Risk — The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

•	Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.
•
Investment Company Risk — To the extent that the Fund invests in other investment companies, there will be some duplication of expenses because the Fund would bear its pro rata portion of such funds’ management fees and operational expenses.

Performance
The bar chart below shows how the Transformations Fund has performed and provides some indication of the risks of investing in the Transformations Fund by showing how its performance has varied from year to year.  The table below it compares the performance of the Transformations Fund to the Transformations Fund’s benchmark index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance (before and after taxes) does not indicate how the Transformations Fund will perform in the future. Updated performance is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Dynamic Transformations Fund
Calendar Year Total Returns as of 12/31 of Each Year

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund:
Best Quarter		Worst Quarter
34.69%	6/30/09	-26.00%	9/30/08

Average Annual Total Returns
(For the periods ending December 31, 2009)

Alpine Dynamic Transformations Fund	1 Year	Since Inception 12/31/07
Return Before Taxes	72.03%	-4.89%
Return After Taxes on Distributions	72.03%	-5.00%
Return After Taxes on Distributions and Sale of Fund Shares	46.82%	-4.22%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	-10.74%
Lipper Mid-Cap Core Funds Average	36.58%	-9.26%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.  The “Return After Taxes on Distributions and Sale of Fund shares” may be higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

Management
Investment Adviser
Alpine Woods Capital Investors, LLC serves as the Fund’s investment adviser.

Portfolio Manager
Mr. Stephen A. Lieber, Chief Investment Officer of the Adviser since 2003, is the portfolio manager primarily responsible for the investment decisions of the Fund and has managed the Fund since its inception.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary.  The minimum initial amount of investment in the Fund is $1,000.  There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.